        Semiannual Report

                        DEVELOPING
                        TECHNOLOGIES
                        FUND
                        JUNE 30, 2001

[LOGO]

T. ROWE PRICE

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Developing Technologies Fund

 .    The broad stock market lost ground during the past six months, and tech-
     nology stocks ended significantly lower.

 .    The fund's returns for the six months ended June 30, 2001, significantly trailed the S&P 500 and were slightly behind the Lipper index for similar funds.

 .    The fund remains diversified across a broad spectrum of technology seg-
     ments, such as software, semiconductors, and communications.

 .    We anticipate a recovery next year and remain optimistic about the prospects for smaller-cap technology stocks.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Technology stocks rebounded in the second quarter, but it was not enough of a bounce to offset significant losses in the first three months of the year. The broad market measured by the S&P 500 was also off during the half, despite an attempt to recover from the lows in March. Against a backdrop of weak economic news, the Federal Reserve aggressively lowered short-term rates six times to keep the economy from skidding into a recession.


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

                                                           Since Inception
Periods Ended 6/30/01                         6 Months             8/31/00
--------------------------------------------------------------------------------
Developing
Technologies Fund                              -23.84%             -45.09%
S&P 500 Stock Index                             -6.70              -18.54
Lipper Science &
Technology Fund Index                          -22.11              -54.29

Your fund finished the six-month period with a loss of 23.84%, well behind the unmanaged Standard & Poor's 500 Stock Index and slightly behind the Lipper Science & Technology Fund Index of comparable funds. Since inception, the fund's results compare favorably with our peer group, but the absolute results are still disappointing.


MARKET ENVIRONMENT

The technology market is experiencing some of the most difficult fundamentals in its history. Since mid-2000, technology spending across a variety of sectors has dropped precipitously, and even the technology leaders have reported disappointing results. The current situation is a result of several macro and micro factors including:

 .    A slowing global economy;

 .    The aftermath of the telecom spending excesses and the prolonged process of digesting an overinvestment in infrastructure;

 .    Maturation of several key technology markets including personal computers and cellular phones;

 .    Excessive accumulation of semiconductor and optical component inventory across all segments of the supply chain; and

 .    The major transition from second- to third-generation technology in the wireless communications sector.


1
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While the Federal Reserve's actions should stimulate growth sometime in the intermediate future, current conditions continue to deteriorate. Second-quarter results were very weak, and given the seasonal nature of this sector, the chances for a strong third-quarter rebound are slim. We are hopeful that fundamentals will bottom in the September time frame and that sequential growth will resume in the fourth quarter when we expect a reduction in inventory levels. However, it is likely to take several quarters before technology companies return to the growth rates to which investors have become accustomed. While technology stocks are down roughly 60% since their peak in spring 2000, valuation levels remain higher than in previous troughs. Investor sentiment is more realistic than during the euphoria of 1999, but not as pessimistic as fundamentals might warrant. Apparently, investors continue to focus on the long-term prospects for technology products and services and the certainty of a cyclical rebound. As technology investors "look across the valley" to higher ground, they have supported relatively high valuations. However, an improvement in business fundamentals in early 2002 will be necessary to support higher stock prices.


----------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

                                    [CHART]

Software                               34%
Semiconductors                         29%
Communications                         17%
Information Services                    9%
Hardware                                3%
Reserves                                8%

Based on net assets as of 06/30/01.

PORTFOLIO REVIEW

The fund remains diversified primarily in software, semiconductors, and communications, which represent 80% of the portfolio. Over the past six months, the semiconductor sector was the best-performing segment, driven by semiconductor capital equipment, while the communications sector underperformed the overall portfolio. Therefore, there was a minor shift in segment allocation from communications to semiconductors. We chose to alter the portfolio's concentration so that the fund's 25 largest holdings represent slightly less than 64% of portfolio assets compared with over 70% at the start of the year. At the end of the period, the fund's median market capitalization stood at $3.4 billion.

Among our largest purchases were VeriSign, Maxim Integrated Products, ONI Systems, and Applied Micro Circuits. By quarter-end, we had eliminated Ariba, Corning, and PurchasePro.com and established new positions in ONI Systems and Openwave Systems. The fund's top five holdings were NetIQ, VeriSign, Electronic Arts, Cabot Microelectronics, and Maxim Integrated Products.


STRATEGY

The prominent characteristic of our investment approach is intensive, hands-on research in the areas of telecommunications, data networking, semiconductors, software, and electronic commerce. Company visits, customer and competitor interviews, detailed financial analysis, and industry studies drive our investment decisions. While we will invest across a broad range of small, medium, and large companies, we attempt to maintain a median market capitalization solidly within the $2 billion to $10 billion range. We emphasize emerging technology stocks with higher growth potential than may be possible with established technology companies.

Our investment philosophy can be summarized by the following five principles:

 .    Maintain consistent exposure to long-term, secular investment themes within the technology sector.

 .    Diversify across the most attractive segments of the technology sector.

 .    Seek investments in companies that possess significant intellectual property and sustainable business models.

 .    Emphasize companies embarking on new product cycles that will maintain or accelerate their growth rates.

 .    Invest in companies whose management has a demonstrated track record for identifying market opportunities and executing a business plan.

Applying these principles to the portfolio process has several ramifications. First, in contrast to most technology funds, our investments will emphasize emerging technology companies addressing new product segments and undeveloped markets. Second, the size of the fund gives us the opportunity to make outsized investments in those emerging companies with, in our opinion, the brightest future. Third, the fund will not emphasize companies that sell commodity products whose future is driven more by supply-and-demand relationships than by company execution. Fourth, our core holdings will be in companies with capable management teams. Finally, investments in emerging technology companies, particularly those with small market capitalizations, increase the potential long-term rewards but also amplify the volatility of the fund. However, we believe that over the long term, shareholders should be compensated for these risks.


OUTLOOK

The Federal Reserve's aggressive campaign to stimulate economic growth should begin to have an impact on the demand for technology products in late 2001 or early 2002. However, as mentioned, structural problems will take longer to rectify. While we expect a meaningful recovery in 2002, the industry is not likely to exhibit the hypergrowth experienced in 1999. Companies with smaller market capitalizations could provide higher returns, in our view, given their growth prospects and their relative valuations.

As we stated in our annual report to shareholders, suffering a substantial short-term paper loss is indeed disappointing, but it helps to keep in mind that technology stocks have withstood the test of time. We remain optimistic about the fund's long-term prospects for growth and ask shareholders to maintain their long-term perspective.

We appreciate your continuing support.


Respectfully submitted,

/s/ Michael F. Sola

Michael F. Sola
Chairman of the fund's Investment Advisory Committee
July 20, 2001

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
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--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                         6/30/01
--------------------------------------------------------------------------------
NetIQ                                                                       6.9%
VeriSign                                                                    6.6
Electronic Arts                                                             3.8
Cabot Microelectronics                                                      3.0
Maxim Integrated Products                                                   2.9
--------------------------------------------------------------------------------
Lattice Semiconductor                                                       2.7
BISYS Group                                                                 2.6
Internet Security Systems                                                   2.6
Openwave Systems                                                            2.4
Applied Micro Circuits                                                      2.4
--------------------------------------------------------------------------------
VERITAS Software                                                            2.3
ONI Systems                                                                 2.3
Micrel                                                                      2.2
Siebel Systems                                                              2.1
Cisco Systems                                                               2.0
--------------------------------------------------------------------------------
Cognex                                                                      1.9
Analog Devices                                                              1.9
MatrixOne                                                                   1.8
Intranet Solutions                                                          1.7
CIENA                                                                       1.7
--------------------------------------------------------------------------------
JDS Uniphase                                                                1.7
Sonus Networks                                                              1.6
ATMI                                                                        1.6
QUALCOMM                                                                    1.5
Sipex                                                                       1.5
--------------------------------------------------------------------------------
Total                                                                      63.7%

Note: Table excludes reserves.

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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
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--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 6/30/01


Ten Largest Purchases                       Ten Largest Sales
--------------------------------------------------------------------------------
VeriSign                                    Cabot Microelectronics
Maxim Integrated Products                   Juniper Networks
ONI Systems *                               Informatica
Juniper Networks                            Riverstone Networks **
Applied Micro Circuits                      Micrel
JDS Uniphase                                Electronic Arts
Informatica                                 ONI Systems
Newport                                     MatrixOne
WebTrends                                   ATMI
Openwave Systems *                          Ariba **

 * Position added
** Position eliminated

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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------
                                    [GRAPH]

                                        Lipper Science        Developing
               S&P 500 Stock Index    & Technology Fund    Technologies Fund

8/31/00              10,000                 10,000              10,000
9/30/00               9,472                  8,975               9,910
12/31/00              8,731                  5,868               7,211
3/31/01               7,696                  4,079               4,187
6/30/01               8,146                  4,571               5,491

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------


This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                          Since     Inception
                                                      Inception          Date
Periods Ended 6/30/01
--------------------------------------------------------------------------------
Developing Technologies Fund                             -45.09       8/31/00


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

7
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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------
Unaudited
--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                  6 Months          8/31/00
                                                     Ended          Through
                                                   6/30/01         12/31/00
NET ASSET VALUE
Beginning of period                             $     7.13        $   10.00
Investment activities
   Net investment income (loss)                      (0.03) *         (0.02) *
   Net realized and
   unrealized gain (loss)                            (1.67)           (2.76)
   Total from
   investment activities                             (1.70)           (2.78)
Distributions
   Net realized gain                                     -            (0.09)
NET ASSET VALUE
                                                ---------------------------
End of period                                   $     5.43        $    7.13
                                                ---------------------------

Ratios/Supplemental Data
Total return /x/                                    (23.84)% *       (27.89)% *
Ratio of total expenses to
average net assets                                    1.50% *+         1.50% *+
Ratio of net investment
income (loss) to average
net assets                                           (1.19)% *+       (0.86)% *+
Portfolio turnover rate                              127.6%+          232.6%+
Net assets, end of period
(in thousands)                                  $   22,690        $  18,167


/x/ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.50% voluntary expense limitation in effect through 12/31/02.
+    Annualized


The accompanying notes are an integral part of these financial statements.

8
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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001

-----------------------
STATEMENT OF NET ASSETS                                   Shares           Value
--------------------------------------------------------------------------------
                                                                    In thousands
COMMON STOCKS 92.6%

INFORMATION SERVICES 9.2%
Data Services 2.6%
BISYS *                                                   10,000    $       590
                                                                    -----------
                                                                            590
                                                                    -----------
E-Commerce 6.6%
VeriSign *                                                25,000          1,500
                                                                    -----------
                                                                          1,500
                                                                    -----------
Total Information Services                                                2,090
                                                                    -----------

SEMICONDUCTORS 29.3%
Semiconductor Equipment 9.6%
ASM Lithography *                                         10,000            223
ATMI *                                                    12,000            360
Cabot Microelectronics *                                  11,000            682
Cognex *                                                  13,000            440
KLA-Tencor *                                               4,000            234
Lam Research *                                             8,000            237
                                                                    -----------
                                                                          2,176
                                                                    -----------
Analog Semiconductors 13.5%
Analog Devices *                                          10,000            433
Applied Micro Circuits *                                  32,000            550
Maxim Integrated Products *                               15,000            663
Micrel *                                                  15,000            495
Multilink Technologies *                                  17,000            243
O2Micro *                                                 30,000            330
Sipex *                                                   30,000            349
                                                                    -----------
                                                                          3,063
                                                                    -----------

Digital Semiconductor 6.2%
Altera *                                                  10,000            290
Lattice Semiconductor *                                   25,000            610
MIPS Technologies *                                       15,000            260
Xilinx *                                                   6,000            247
                                                                    -----------
                                                                          1,407
                                                                    -----------
Total Semiconductors                                                      6,646
                                                                    -----------

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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
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                                                         Shares            Value
--------------------------------------------------------------------------------
                                                                    In thousands
COMMUNICATIONS 17.2%
Telecom Equipment 12.1%
Ceragon Networks *                                       18,000      $        56
CIENA *                                                  10,000              380
JDS Uniphase *                                           30,000              375
ONI Systems *                                            19,000              530
Openwave Systems *                                       16,000              555
Oplink Communications *                                  35,000              131
QUALCOMM *                                                6,000              351
Sonus Networks *                                         16,000              374
                                                                     -----------
                                                                           2,752
                                                                     -----------

Data Networking 5.1%
Cisco Systems *                                          25,000              455
Juniper Networks *                                        6,000              186
Newport                                                  12,000              318
Packeteer *                                              15,000              188
                                                                     -----------
                                                                           1,147
                                                                     -----------
Total Communications                                                       3,899
                                                                     -----------

HARDWARE 1.1%
Systems 1.1%
McDATA *                                                 14,000              246
                                                                    ------------
Total Hardware                                                               246
                                                                    ------------

SOFTWARE 32.1%
Enterprise Software 15.7%
Adobe Systems                                             3,000              141
Informatica *                                            18,000              312
Mercury Interactive *                                     4,000              240
NetIQ *                                                  50,000            1,565
Precise Software Solutions *                             10,000              307
Siebel Systems *                                         10,000              469
VERITAS Software *                                        8,000              532
                                                                    ------------
                                                                           3,566
                                                                    ------------
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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
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                                                            Shares         Value
--------------------------------------------------------------------------------
                                                                    In thousands
Consumer and Multi Media Software 3.8%
Electronic Arts *                                           15,000      $    868
                                                                        --------
                                                                             868
                                                                        --------
Technical Software 1.2%
Wind River Systems *                                        15,000           262
                                                                        --------
                                                                             262
                                                                        --------

Internet Software 11.4%
Actuate *                                                   30,000           287
Internet Security Systems *                                 12,000           583
Intranet Solutions *                                        10,000           380
Liberate Technologies *                                     30,000           329
MatrixOne *                                                 18,000           417
Netegrity *                                                 10,000           300
Verity *                                                    15,000           299
                                                                        --------
                                                                           2,595
                                                                        --------
Total Software                                                             7,291
                                                                        --------
Total Miscellaneous Common Stocks 3.7%                                       838
                                                                        --------
Total Common Stocks (Cost $24,225)                                        21,010
                                                                        --------

OPTIONS PURCHASED 0.0%
Informatica, Contracts, Put, 7/21/01 @ $15.00                8,000             5
                                                                        --------
Total Options Purchased (Cost $5)                                              5
                                                                        --------

SHORT-TERM INVESTMENTS 6.7%
Money Market Funds 6.7%
T. Rowe Price Government Reserve Investment Fund,
   3.90% #                                               1,510,881         1,511
                                                                        --------
Total Short-Term Investments (Cost $1,511)                                 1,511
                                                                        --------
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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------


                                                                          Value
-------------------------------------------------------------------------------
                                                                   In thousands

Total Investments in Securities
99.3% of Net Assets (Cost $25,741)                                    $  22,526

Other Assets Less Liabilities                                               164
                                                                      ---------
NET ASSETS                                                            $  22,690
                                                                      ---------
Net Assets Consist of:
Accumulated net investment income - net of distributions              $    (117)
Accumulated net realized gain/loss - net of distributions                (6,907)
Net unrealized gain (loss)                                               (3,215)
Paid-in-capital applicable to 4,174,805 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized         32,929

NET ASSETS                                                            $  22,690
                                                                      ---------
NET ASSET VALUE PER SHARE                                             $    5.43
                                                                      ---------
#  Seven-day Yield
*  Non-income producing


The accompanying notes are an integral part of these financial statements.


12
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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------
Unaudited


-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                       6 Months
                                                                          Ended
                                                                        6/30/01
Investment Income (Loss)
Income
  Interest                                                            $      28
  Dividend                                                                    1
                                                                      ---------
  Total income                                                               29
                                                                      ---------
Expenses
  Custody and accounting                                                     43
  Shareholder servicing                                                      39
  Investment management                                                      32
  Prospectus and shareholder reports                                         11
  Legal and audit                                                             9
  Registration                                                                8
  Directors                                                                   4
                                                                      ---------
  Total expenses                                                            146
                                                                      ---------
Net investment income (loss)                                               (117)
                                                                      ---------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                             (5,322)
  Written Options                                                            88
                                                                      ---------
  Net realized gain (loss)                                               (5,234)
                                                                      ---------
Change in net unrealized gain or loss on securities                          92
                                                                      ---------
Net realized and unrealized gain (loss)                                  (5,142)
                                                                      ---------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                $  (5,259)
                                                                      ---------

The accompanying notes are an integral part of these financial statements.

13
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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
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Unaudited



----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands
                                                          6 Months       8/31/00
                                                             Ended       Through
                                                           6/30/01      12/31/00
  Increase (Decrease) in Net Assets
  Operations
     Net investment income (loss)                        $    (117)    $    (41)
     Net realized gain (loss)                               (5,234)      (1,482)
     Change in net unrealized gain or loss                      92       (3,307)
                                                         ----------------------
     Increase (decrease) in net assets from operations      (5,259)      (4,830)
                                                         ----------------------
  Distributions to shareholders
     Net realized gain                                           -         (210)
  Capital share transactions *
     Shares sold                                            12,709       24,357
     Distributions reinvested                                    -          207
     Shares redeemed                                        (2,942)      (1,466)
     Redemption fees                                            15            9
                                                         ----------------------
     Increase (decrease) in net assets from capital
     share transactions                                      9,782       23,107
                                                         ----------------------
  Net Assets
  Increase (decrease) during period                          4,523       18,067
  Beginning of period                                       18,167          100
                                                         ----------------------
  End of period                                          $  22,690     $ 18,167
                                                         ----------------------
  *Share information
     Shares sold                                             2,159        2,699
     Distributions reinvested                                    -           26
     Shares redeemed                                          (530)        (189)
     Increase (decrease) in shares outstanding               1,629        2,536

The accompanying notes are an integral part of these financial statements.


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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
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Unaudited                                                          June 30, 2001


-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Developing Technologies Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on August 31, 2000. The fund seeks to provide long-term capital growth.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the six months ended June 30, 2001, were as follows:

                                                   Number of
                                                   Contracts           Premiums
Outstanding at beginning of period                       100       $     94,000
Written                                                  290            127,000
Exercised                                                  -                  -
Expired                                                  (20)           (21,000)
Closed                                                  (370)          (200,000)

Outstanding at end of period                               -       $          -
                                                   ----------------------------

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $20,959,000 and $11,883,000, respectively, for the six months ended June 30, 2001.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $25,741,000. Net unrealized loss aggregated $3,215,000 at period-end, of which $2,086,000 related to appreciated investments and $5,301,000 to depreciated investments.


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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
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NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $2,000 was payable at June 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.60% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2001 and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through December 31, 2002, which would cause the fund's ratio of total expenses to average net assets to exceed 1.50%. Thereafter, through December 31, 2004, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.50%. Pursuant to this agreement, $57,000 of management fees were not accrued by the fund for the period ended June 30, 2001. At June 30, 2001 unaccrued fees and other expenses in the amount of $134,000 remain subject to reimbursement by the fund through December 31, 2004.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $67,000 for the six months ended June 30, 2001, of which $11,000 was payable at period-end.


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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------


The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $29,000 and are reflected as interest income in the accompanying Statement of Operations.


18
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T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132  Available Monday through Friday from
7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking  Available on most fixed-income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

INVESTMENT INFORMATION

Combined Statement    Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides   Asset Mix Worksheet, Diversifying Overseas:
A Guide to International Investing, Personal Strategy Planner,
Retirement Readiness Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------


STOCK FUNDS
Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term
Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
   Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money

INTERNATIONAL/GLOBAL
FUNDS
Stock
Emerging Europe &
   Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITIES
Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
   Portfolio
Prime Reserve Portfolio
Money Funds (cont.)
Summit Municipal
   Money Market
Tax-Exempt Money

*    Closed to new investors.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states.

The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by T. Rowe Price (T. Rowe Price International for the International Stock Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------


ADVISORY SERVICES, RETIREMENT RESOURCES

T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

ADVISORY SERVICES*

T. Rowe Price(R) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

Investment Checkup/SM/ offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT INFORMATION

Planning and Informational Guides      Insights Reports
Minimum Required Distributions Guide   The Challenge of Preparing for Retirement
Retirement Planning Kit                Financial Planning After Retirement
Retirement Readiness Guide             The Roth IRA: A Review
Tax Considerations for Investors


*These are services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are fees associated with these services.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access(R) 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds cov-ered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150



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T. Rowe Price Investment Services, Inc., Distributor.